Exhibit 99.1
[WaveRider Letterhead]
                                                                    NEWS RELEASE
WaveRider Communications Inc.                      All values expressed in $U.S.
(OTC BB: WAVR)

              WaveRider Communications Inc. reports Q3 2005 results
         -- Continued growth pushes quarterly revenue over $3 million --

TORONTO, November 3, 2005 - WaveRider Communications Inc. (OTC BB: WAVR), a leading global provider of fixed wireless Internet access products, today reported revenues of (U.S.) $3,009,494 for its fiscal quarter ended September 30, 2005, compared to revenues of $2,780,581 for second quarter of 2005 and $2,669,219 for the third quarter of 2004. Revenues for the nine months ended September 30, 2005 were $7,929,638, compared to revenues of $7,387,956 for the nine months ended September 30, 2004.

Net loss for the three months ended September 30, 2005 totaled $263,828 or $0.01 per share compared to a loss of $827,455, or $0.03 per share for the three months ended June 30, 2005 and $1,989,602, or $0.13 per share, for the three months ended September 30, 2004. The net losses for the three months ended September 30, 2005, June 30, 2005 and September 30, 2004 included non-cash financing expenses, resulting from the conversion of debentures to common stock, in the amount of $149,951, $464,762 and $1,258,744, respectively.

"The third quarter of 2005 saw the Company achieve continued quarterly and annual revenue growth. This growth was principally focused in North America, with revenues increasing by 13.5% sequentially and 17.4% compared to the third quarter of 2004." said Charles Brown, Chief Executive Officer, WaveRider Communications Inc. "With the increased revenues and continued tight cost controls, the Company saw both the quarterly operating loss and the cash used during the quarter declined to just over $100,000, significant improvements over prior quarters."

"The third quarter was also highlighted by the first commercial shipments of our new mobile customer terminal, the MMT9000" added Brown, "With the delivery of the MMT9000, our product roster now provides our customers with the capability to establish both fixed and mobile wireless networks via a mix of indoor and outdoor user self-installed customer premise equipment. Targeting the growing demand for on location, high speed voice, video and data services by the safety and security markets, our MobileWAN product family provides broadband services through a rapidly field deployable, mobile wireless access network."

"The continued growth was especially gratifying in light of the product availability issues, which resulted in long lead times and significant backorders. While we made great progress as we moved through the quarter, product supply continues to be an issue and will likely continue through the fourth quarter." said Scott Worthington, Chief Financial Officer, WaveRider Communications Inc.

"Also, as we have discussed in the past, while operating results have shown strong improvement, we continue to believe that we will need to raise additional funds in 2005 or early 2006 to meet our current and future financial commitments until we reach positive cash flows from operations," added Worthington.



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2/... WaveRider Communications Inc. reports third quarter 2005 results ...


                          WaveRider Communications Inc.

                           CONSOLIDATED BALANCE SHEETS
                                (in U.S. dollars)

                                                                                  September 30,     December 31,
                                                                                      2005              2004
                                                                                  -------------    --------------
                                                                                   (Unaudited)        (Audited)
ASSETS

Current assets:
    Cash and cash equivalents                                                      $     688,202     $   1,291,822
    Restricted cash                                                                            -           100,000
    Accounts receivable, net                                                           1,607,325         1,056,103
    Inventories                                                                          561,354           943,644
    Prepaid expenses and other assets                                                    103,184           145,805
                                                                                   -------------    --------------
                  Current assets                                                       2,960,065         3,537,374
Property, plant and equipment, net                                                       209,662           295,063
                                                                                   -------------    --------------
                                                                                   $   3,169,727    $    3,832,437
                                                                                   =============    ==============

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Accounts payable and accrued liabilities                                       $   2,248,492    $    2,080,064
    Deferred revenue                                                                     544,931           407,639
    Current portion of convertible debentures, net of discounts of $131,870              318,130                 -
    Current portion of obligations under capital lease                                     2,013             2,781
                                                                                   -------------    --------------
                  Current liabilities                                                  3,113,566         2,490,484
Convertible debentures, net of discounts of $260,592 and $921,454 respectively           931,245         1,506,322
Obligations under capital lease                                                                -             1,854
                                                                                   -------------    --------------
                  Total liabilities                                                    4,044,811         3,998,660
                                                                                   -------------    --------------

Shareholders' deficit:

    Preferred Stock, $0.01 par value per share:
       issued and outstanding Nil shares in 2005 and 2004                                      -                 -
    Common Stock, $0.001 par value per share:
       issued and outstanding - 29,592,443 shares at September 30, 2005 and
       16,571,732 shares at December 31, 2004                                             29,592            16,572
    Additional paid-in capital                                                        91,125,306        89,582,484
    Other equity                                                                       4,673,429         5,134,928
    Accumulated other comprehensive loss                                                (322,477)         (337,239)
    Accumulated deficit                                                              (96,380,934)      (94,562,968)
                                                                                   -------------    --------------

                  Total shareholders' deficit                                           (875,084)         (166,223)
                                                                                   -------------    --------------

                                                                                   $   3,169,727    $    3,832,437
                                                                                   =============    ==============



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3/... WaveRider Communications Inc. reports third quarter 2005 results /...

                          WaveRider Communications Inc.

         CONSOLIDATED STATEMENTS OF LOSS, DEFICIT AND COMPREHENSIVE LOSS
                                (in U.S. dollars)


                                                              Three Months ended             Nine Months ended
                                                        September 30      September 30   September 30   September 30
                                                            2005             2004           2005             2004
                                                        (Unaudited)      (Unaudited)     (Unaudited)      (Unaudited)
                                                      --------------     ------------   --------------    ------------
CONSOLIDATED STATEMENTS OF LOSS

REVENUE

Product revenue                                        $    2,413,951     $  2,271,435   $    6,521,398    $  5,925,002
Service revenue                                               595,543          397,784        1,408,240       1,462,954
                                                       --------------     ------------   --------------    ------------
                                                            3,009,494        2,669,219        7,929,638       7,387,956
                                                       --------------     ------------   --------------    ------------

COST OF REVENUE

Product revenue                                             1,596,489        1,445,226        4,445,459       4,052,247
Service revenue                                               340,089          199,177          789,495         841,705
                                                       --------------     ------------   --------------    ------------
                                                            1,936,578        1,644,403        5,234,954      4,893,952
                                                       --------------     ------------   --------------    -----------
GROSS MARGIN                                                1,072,916        1,024,816        2,694,684       2,494,004
                                                       --------------     ------------   --------------    ------------

EXPENSES

Selling, general and administration                         1,051,346        1,121,693        3,105,720       3,871,484
Research and development                                       96,896          521,436          357,236      1,376,230
Depreciation and amortization                                  32,386           53,364          117,098         242,087
Bad debt expense                                                    -           18,975           18,599          35,715
                                                       --------------     ------------   --------------    ------------
                                                            1,180,628        1,715,468        3,598,653       5,525,516
                                                       --------------     ------------   --------------    ------------
LOSS FROM OPERATIONS                                         (107,712)        (690,652)        (903,969)     (3,031,512)
                                                       --------------     ------------   --------------    ------------

NON-OPERATING EXPENSES (INCOME)

Interest expense                                              156,432        1,267,017          910,908       2,368,087
Foreign exchange loss                                           2,738           32,345           12,377         182,442
Interest income                                                (3,054)            (412)          (9,288)         (3,031)
                                                       --------------     ------------   ---------------   ------------
                                                              156,116        1,298,950           913,997      2,547,498
                                                       --------------     ------------   ---------------   ------------
NET LOSS                                               $     (263,828)    $ (1,989,602)  $   (1,817,966)   $ (5,579,010)
                                                       ==============     ============   ===============   ============
BASIC AND FULLY DILUTED LOSS PER SHARE                 $        (0.01)    $      (0.13)  $        (0.08)   $      (0.38)
                                                       ==============     ============   ===============   ============
Weighted Average Number of Common Shares                   27,967,983       15,165,678       23,524,238      14,836,601
                                                       ==============     ============   ==============    ============

CONSOLIDATED STATEMENTS OF DEFICIT

OPENING DEFICIT                                           (96,117,106)     (91,851,707)     (94,562,968)    (88,262,299)

NET LOSS FOR THE PERIOD                                      (263,828)      (1,989,602)      (1,817,966)     (5,579,010)
                                                       --------------     ------------   ---------------   ------------
CLOSING DEFICIT                                        $  (96,380,934)    $(93,841,309)  $  (96,380,934)   $(93,841,309)
                                                       ==============     ============   ===============   ============



CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

NET LOSS FOR THE PERIOD                                      (263,828)      (1,989,602)      (1,817,966)     (5,579,010)

OTHER COMPREHENSIVE INCOME

    Cumulative translation adjustment                          (2,460)         (34,182)          14,762          29,267
                                                       --------------     -------------  --------------    ------------
COMPREHENSIVE LOSS                                     $     (266,288)    $ (2,023,784)  $   (1,803,204)   $ (5,549,743)
                                                        =============     ============   ===============   ============

See accompanying notes to financial statements.



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4/... WaveRider Communications Inc. reports third quarter 2005 results


About WaveRider Communications Inc.
WaveRider Communications Inc. (www.waverider.com) is a leader in broadband wireless deployments and technologies. WaveRider's Last Mile Solution(R) non-line-of-sight 900 MHz and 5.8 GHz networks enable communications providers to establish full-saturation coverage networks, deliver advanced communications services, and generate a rapid return on their investment. WaveRider is committed to the development of standards-based wireless technologies that support advanced applications and address the needs of the North American and International markets. WaveRider is traded on the OTC Bulletin Board, under the symbol WAVR.

Except for the historical statements made herein, this release contains forward-looking statements that involve risks and uncertainties including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, realizing expected revenue, technological development risks, and seasonality. Risk factors also include the company's ability to secure additional financing; the company's ability to commercialize its products; the company's ability to compete successfully in the future against existing or new competitors; the company's ability to protect its intellectual property and the assurance that the rights granted under patents or copyrights that may be issued will provide sufficient protection to its intellectual property rights; the company's success in enhancing existing products and developing new products to keep up with the technological advances in the data communications industry; the continued availability of the license-exempt spectrum which is based on regulation by U.S. and foreign governments; the company's ability to avoid significant product liability exposure; the company's dependence on a limited number of third party manufacturers; the company's ability to execute its business plan and generate an overall profit and other risk factors detailed in the Company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-KSB as amended. Due to these factors, actual results could differ materially from those expressed in forward-looking statements by the company.

WaveRider Contact:
Scott Worthington, Chief Financial Officer
416.502.3200
(corpcomm@waverider.com)